UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

REYNDERS, MCVEIGH

CORE EQUITY FUND

Institutional Shares - ESGEX

Annual Report

January 31, 2024

Reynders, McVeigh Capital Management, LLC
121 High Street, 4th Floor
Boston, MA 02110
(800) 950-6868

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance (Unaudited)

January 31, 2024

Reynders, McVeigh Capital Management (“Reynders, McVeigh”) is pleased that the Reynders, McVeigh Core Equity Fund (the “Fund”) provides the opportunity to share three of our firm’s investing principles with the public. Our first principle is that companies that are financially strong and consistently increase the dividend provide the foundation of an investment portfolio. Second, companies with innovative technology and forward-thinking cultures can provide answers for the world’s needs, while benefitting both shareholders and society. Third, our firm believes the analysis of a company’s ethical and sustainability attributes are crucial to gain a deeper understanding of the opportunities and liabilities that can impact operating performance. Since the founding of Reynders, McVeigh Capital Management in 2005, our firm has worked to show that the integration of these values with disciplined financial research can provide good long-term performance.

Our firm’s investment philosophy excludes sectors such as firearms, fossil fuel, and tobacco that we feel aid the destruction of the viability of our society. However, our belief is that simply excluding industries does not, in itself, represent a complete investment discipline. Our investment approach also demands that capital be directed into important social themes that help provide sustainable solutions to the world’s needs. Our firm analyzes each company not only through fundamental economic factors, but also through environmental, social, and governance lenses that help us understand our investments in a deeper way.

The focus on sustainability has led to the Reynders, McVeigh Core Equity Fund holding numerous investments that are central to important themes in hopefully creating a better world. These include Enphase Energy, Inc. (manufactures microinverters that improve the electrical output of solar panels), CRISPR Therapeutics AG (received FDA approval for its sickle cell disease treatment that offers the potential of a functional cure with a one-time therapy), Tomra Systems ASA (manufactures reverse vending machines that collect bottles and cans for recycling), and Vestas Wind Systems A/S (one of the world’s largest manufacturers of wind turbines). But it also means that all holdings are reviewed on these important issues. As measured by the independent firm, YourStake, our fund has 100% less in total greenhouse gas emissions than our benchmark index. In addition, it has 74% greater investments in clean energy companies than this benchmark**.

The Fund increased in value by 10.09% for the fiscal year ended January 31, 2024, compared to 16.99% increase for the MSCI World Index*. Despite the Fund’s largest holding being NVIDIA Corp. which has benefitted greatly from its exposure to the emerging field of Artificial Intelligence, the Fund’s under weighting relative to this trend did hurt performance somewhat. Our fossil fuel-free philosophy helped the Fund this past year as the S&P 500® energy sector declined 1.33% for the calendar year ended

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance (Unaudited) (continued)

January 31, 2024

December 2023. The Fund has continued to outperform over time. Since its inception on March 29, 2019 and through January 31, 2024, the Fund provided an average annual return of 12.23%, well ahead of the average annual return of the MSCI World Index of 10.80%.

With rising levels of conflict in the world and growing evidence of global warming, we understand that it is easy to become fatalistic about the future of the planet. We would like to close by pointing out three pieces of good news that illustrate the importance of people working together to make positive change—as well as create long-term investment opportunities.

1.	Sinopec, a major Chinese oil company, announced in October that China had reached peak oil demand many years earlier than expected. Along with the U.S. and Europe—who already have experienced peak oil demand—approximately 67% of the world is now no longer in need of producing greater quantities of this fossil fuel. The Fund has no investments in any fossil fuel companies.

2.	Electricity, for both heating and to power cars, is increasingly taking the place of fossil fuels. A new report from the International Energy Agency said that all the expected growth in electricity demand is expected to be covered by renewable and nuclear generation. The increasing electrification of our economy—particularly through the greater usage of renewable energy sources—is a major investment theme in our portfolios.

3.	While the banking system has become more concentrated among the largest banks, the Fund remains one of the few equity mutual funds to invest a portion of its cash reserves in financial institutions dedicated to the sustainable health of local communities. We currently hold certificates of deposit with Walden Mutual Bank, a New Hampshire-based bank focused on sustainable food production and Latino Community Credit Union, which has 15 branches across North Carolina.

Reynders, McVeigh continues to search for financially sound, well-run companies that make a positive contribution to society. It is our sincere belief that these types of companies can serve as the foundation for an investor’s equity portfolio.

Thank you for your trust.
Patrick McVeigh
Charlton Reynders III
Eric Shrayer, CFA, CFP®
Managers for the Reynders, McVeigh Core Equity Fund

Reynders, McVeigh Core Equity Fund
Management’s Discussion of Fund Performance (Unaudited) (continued)

January 31, 2024

*	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

**	ESG (environment, social and governance) metrics may not provide a complete picture of the social impact as they are only as reliable as the amount of data available. They are based only on social impact, not financial performance. The metrics above have been compiled by YourStake, an independent third party. RMCM has no direct or indirect affiliation to YourStake. RMCM pays a licensing fee to input data into YourStake’s platform for benchmark comparisons. Information provided is as of December 31, 2023 and may change over time based on market or other conditions. The metrics compare two selected portfolios, both chosen by RMCM: ESGEX, holdings as of December 31, 2023, and iShares MSCI World ETF, holdings as of December 31, 2023. ESGEX employs a global strategy and invests in companies in developed markets. The MSCI World Net Index is a commonly used index that measures the cap-weighted performance of large-capitalization and mid-capitalization companies in developed markets around the globe. Indexes are unmanaged and are not available for direct investment. iShares MSCI World ETF, used as a comparison in the metrics above, is designed to mimic the MSCI World Index and provides data compatible with YourStake’s platform. iShares MSCI World ETF is a passively managed fund. Its investment objectives, costs, liquidity, expenses, fluctuation of principal or return, and tax features differ from ESGEX. The displayed comparisons represent a dollar-weighted average based on the portfolio constituents with data coverage for each metric. For example, 100% less in greenhouse gas (“GHG”) emissions means that, as a dollar-weighted average, the constituents in ESGEX have reported 100% less greenhouse gas emissions than the portfolio selected for comparison (iShares MSCI World ETF). Information for metrics is derived from various sources, including EPA data sourced through academia, Non-governmental organization (NGO) watchdogs, and Securities and Exchange Commission filings. Metrics displayed above may vary from quarter to quarter.

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2024

			Since
			Inception
	One Year	Three years	3/29/2019
Reynders, McVeigh Core Equity Fund - Institutional Class	10.09%	1.07%	12.23%
MSCI World Index(a)	16.99%	8.06%	10.80%

Total annual operating expenses, as disclosed in the Reynders, McVeigh Core Equity Fund’s (the “Fund”) prospectus dated May 31, 2023, were 1.23% of the Fund’s average daily net assets (0.95% after fee waivers and expense reimbursements by Reynders, McVeigh Capital Management, LLC (the “Adviser”)). The Adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Fund through May 31, 2024 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Institutional Shares Expense Ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the expense ratios as of January 31, 2024, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (800) 950-6868.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently, the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals

Investment Results (Unaudited) (continued)

cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 950-6868. Please read it carefully before investing.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Reynders, McVeigh Core Equity Fund - Institutional Shares and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on March 29, 2019 (commencement of operations) and held through January 31, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 950-6868. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Reynders, McVeigh Core Equity Fund Holdings as of January 31, 2024*

*	As a percentage of net assets.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website www.sec.gov and on the Fund’s website at https://www.reyndersmcveighfunds.com.

Reynders, McVeigh Core Equity Fund
Schedule of Investments
January 31, 2024

	Shares	Fair Value
COMMON STOCKS — 99.43%
Canada — 2.25%
Industrials — 2.25%
Canadian National Railway Co.	12,785	$1,585,851

Denmark — 7.15%
Energy — 1.78%
Vestas Wind Systems A/S(a)	44,700	1,255,623

Health Care — 3.77%
Novo Nordisk A/S, Class B - ADR	23,138	2,654,855

Materials — 1.60%
Novozymes A/S, Class B(a)	21,904	1,127,946

Total Denmark		5,038,424

France — 7.47%
Consumer Staples — 1.58%
L’Oreal SA(a)	2,332	1,114,743

Industrials — 5.89%
Nexans SA(a)	16,000	1,467,600
Schneider Electric SE(a)	13,425	2,675,468
		4,143,068
Total France		5,257,811

Germany — 2.10%
Consumer Discretionary — 2.10%
Volkswagen AG(a)	11,500	1,477,297

Ireland — 7.66%
Consumer Discretionary — 1.93%
Aptiv PLC(a)	16,700	1,358,211

Consumer Staples — 1.80%
Kerry Group PLC(a)	14,144	1,269,000

Health Care — 3.93%
Medtronic, PLC	17,700	1,549,458
Perrigo Co. PLC	38,000	1,219,040
		2,768,498
Total Ireland		5,395,709

Norway — 1.15%
Industrials — 1.15%
Tomra Systems ASA(a)	79,382	807,712

Switzerland — 6.43%
Consumer Staples — 2.69%
Nestle SA - ADR	16,600	1,890,740

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)
January 31, 2024

	Shares	Fair Value
COMMON STOCKS — 99.43% - continued
Health Care — 3.74%
Alcon, Inc.	20,000	$1,502,200
CRISPR Therapeutics AG(a)	18,000	1,133,100
		2,635,300
Total Switzerland		4,526,040

United States — 65.22%
Communications — 4.99%
T-Mobile US, Inc.(a)	9,150	1,475,255
Uber Technologies, Inc.(a)	31,300	2,042,951
		3,518,206
Consumer Discretionary — 4.75%
Interface, Inc.	85,000	1,054,850
NIKE, Inc., Class B	10,195	1,035,098
Tesla, Inc.(a)	6,700	1,254,843
		3,344,791
Energy — 0.79%
Enphase Energy, Inc.(a)	5,360	558,137

Financials — 0.95%
SoFi Technologies, Inc.(a)	85,000	665,550

Health Care — 11.20%
Abbott Laboratories	17,812	2,015,428
Becton, Dickinson and Co.	7,077	1,690,058
CVS Health Corp.	23,720	1,764,056
Danaher Corp.	7,199	1,727,112
Illumina, Inc.(a)	4,799	686,305
		7,882,959
Industrials — 11.25%
Carrier Global Corp.	47,100	2,576,841
Rockwell Automation, Inc.	7,201	1,823,869
Veralto Corp.	19,266	1,477,509
Vertiv Holdings Co., Class A	15,000	844,950
Xylem, Inc.	10,633	1,195,575
		7,918,744
Materials — 5.03%
AptarGroup, Inc.	12,958	1,682,985
Crown Holdings, Inc.	21,000	1,858,500
		3,541,485
Technology — 26.26%
Analog Devices, Inc.	9,044	1,739,704
Apple, Inc.	12,635	2,329,894
Automatic Data Processing, Inc.	7,100	1,745,038
Cloudflare, Inc., Class A (a)	10,000	790,500
International Business Machines Corp.	11,850	2,176,371
MasterCard, Inc., Class A	4,634	2,081,732
Microsoft Corp.	6,825	2,713,484
NVIDIA Corp.	5,764	3,546,416

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)
January 31, 2024

	Shares	Fair Value
COMMON STOCKS — 99.43% - continued
Technology — 26.26% - continued
Teradyne, Inc.	14,300	$1,381,237
		18,504,376
Total United States		45,934,248

Total Common Stocks (Cost $52,888,671)		70,023,092

	Principal
	Amount	Fair Value
CERTIFICATES OF DEPOSIT 0.18%
Latino Community Credit Union, 4.20%, 12/12/2025	$25,000	25,000
Self Help Federal Credit Union, 2.00%, 12/20/2024	50,000	48,753
Walden Mutual Bank, 3.87%, 8/20/2024	50,000	50,000
Total Certificates of Deposit (Cost $125,000)		123,753

Total Investments — 99.61%
(Cost $53,013,671)		70,146,845

Other Assets in Excess of Liabilities — 0.39%		272,322

NET ASSETS — 100.00%		$70,419,167

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Assets and Liabilities
January 31, 2024

Assets
Investments in securities at fair value (cost $53,013,671)	$70,146,845
Cash and cash equivalents	247,911
Receivable for fund shares sold	1,350
Dividends and interest receivable	45,049
Tax reclaims receivable	68,806
Prepaid expenses	13,084
Total Assets	70,523,045
Liabilities
Payable for fund shares redeemed	39,494
Payable to Adviser	28,550
Payable to Administrator	10,452
Payable to Auditor	20,665
Other accrued expenses	4,717
Total Liabilities	103,878
Net Assets	$70,419,167
Net Assets consist of:
Paid-in capital	$54,599,435
Accumulated earnings	15,819,732
Net Assets	$70,419,167
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	4,264,660
Net asset value, offering and redemption price per share	$16.51

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Operations
For the year ended January 31, 2024

Investment Income:
Dividend income (net of foreign taxes withheld of $39,706)	$899,990
Interest income	49,705
Total investment income	949,695
Expenses:
Investment Adviser	478,048
Administration	63,650
Fund accounting	41,609
Legal	21,106
Registration	19,613
Trustee	18,298
Audit and tax preparation	17,066
Custodian	15,994
Compliance services	15,817
Transfer agent	13,184
Report printing	9,867
Pricing	2,131
Miscellaneous	32,926
Total expenses	749,309
Fees contractually waived by Adviser	(143,356)
Net operating expenses	605,953
Net investment income	343,742
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(1,160,488)
Net realized loss on foreign currency translations	(1,238)
Net change in unrealized appreciation of investment securities and foreign currency translations	7,298,882
Net realized and change in unrealized gain on investments	6,137,156
Net increase in net assets resulting from operations	$6,480,898

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	January 31,	January 31,
	2024	2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$343,742	$295,723
Net realized loss on investment securities transactions and foreign currency translations	(1,161,726)	(217,992)
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	7,298,882	(5,122,887)
Net increase (decrease) in net assets resulting from operations	6,480,898	(5,045,156)
Distributions to Shareholders from Earnings:
Institutional Shares	(344,999)	(514,665)
Total distributions	(344,999)	(514,665)
Capital Transactions - Institutional Shares
Proceeds from shares sold	11,367,150	11,533,809
Reinvestment of distributions	337,404	511,894
Amount paid for shares redeemed	(5,761,180)	(2,889,236)
Net increase in net assets resulting from capital transactions	5,943,374	9,156,467
Total Increase in Net Assets	12,079,273	3,596,646
Net Assets
Beginning of year	58,339,894	54,743,248
End of year	$70,419,167	$58,339,894
Share Transactions - Institutional Shares
Shares sold	738,160	769,937
Shares issued in reinvestment of distributions	20,412	36,151
Shares redeemed	(364,774)	(194,651)
Net increase in shares outstanding	393,798	611,437

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022		For the Year Ended January 31, 2021	For the Period Ended January 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$15.07	$16.80	$16.91		$11.34	$10.00

Investment operations:
Net investment income	0.08	0.08	—	(b)	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.44	(1.67)	0.67		5.57	1.34
Total from investment operations	1.52	(1.59)	0.67		5.58	1.35

Less distributions to shareholders from:
Net investment income	(0.08)	(0.03)	—		(0.01)	(0.01)
Net realized gains	—	(0.11)	(0.78)		—	—
Total distributions	(0.08)	(0.14)	(0.78)		(0.01)	(0.01)

Net asset value, end of period	$16.51	$15.07	$16.80		$16.91	$11.34

Total Return(c)	10.09%	(9.44)%	3.56%		49.21%	13.54	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$70,419	$58,340	$54,743		$44,713	$23,410
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%		0.95%	1.00	% (e)
Ratio of expenses to average net assets before waiver	1.17%	1.23%	1.25%		1.39%	2.15	% (e)
Ratio of net investment income to average net assets	0.54%	0.56%	—	% (f)	0.05%	0.13	% (e)
Portfolio turnover rate	19%	11%	13%		22%	13	% (d)

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Amount is less than 0.005%.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements
January 31, 2024

NOTE 1. ORGANIZATION

The Reynders, McVeigh Core Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 19, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Reynders, McVeigh Capital Management, LLC (the “Adviser”). The investment objective of the Fund is to seek capital preservation and long-term capital growth.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on March 29, 2019. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Cash and Cash Equivalents – Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price, and will be classified as a Level 2 security. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities. Certificates of Deposit are valued using evaluated mean prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Adviser, as Valuation Designee, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2024:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$66,619,834	$3,403,258	$—	$70,023,092
Certificates of Deposit	—	123,753	—	123,753
Total	$66,619,834	$3,527,011	$—	$70,146,845

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended January 31, 2024, the Adviser earned fees of $478,048 from the Fund. At January 31, 2024, the Fund owed the Adviser $28,550.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s Institutional Shares average daily net assets through May 31, 2024 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of January 31, 2024, the Adviser may seek

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable Through
January 31, 2025	$158,585
January 31, 2026	146,202
January 31, 2027	143,356

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, and transfer agent services, including all regulatory reporting. Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting through March 31, 2023. Effective April 1, 2023, the annual retainer increased to $2,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2024, purchases and sales of investment securities, other than short-term investments, were $18,899,909 and $11,710,775, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2024.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$19,202,429
Gross unrealized depreciation	(2,393,690)
Net unrealized appreciation/(depreciation) on investments	$16,808,739
Tax cost of investments	$53,338,106

The tax character of distributions paid for the fiscal years ended January 31, 2024 and January 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$344,999	$104,280
Long-term capital gains	—	410,385
Total distributions paid	$344,999	$514,665

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$492,950
Accumulated capital and other losses	(1,481,532)
Unrealized appreciation on investments	16,808,314
Total accumulated earnings	$15,819,732

As of January 31, 2024, the Fund had available for tax purposes unused capital loss carryforwards of $882,390 and $599,142 of short-term and long-term capital loss carryforwards, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector,

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2024

and therefore the value of a Fund’s portfolio will be adversely affected. As of January 31, 2024, the Fund had 26.28% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Reynders, McVeigh Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Reynders, McVeigh Core Equity Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from March 29, 2019 (commencement of operations) through January 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from March 29, 2019 (commencement of operations) through January 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017. March 27, 2024

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program applies to each individual series of the Trust. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on December 7 and 8, 2023. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2023 through January 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		August 1,	January 31,	During	Expense
		2023	2024	Period(a)	Ratio
Reynders, McVeigh Core Equity Fund
Institutional Shares	Actual	$1,000.00	$1,004.20	$4.80	0.95%
	Hypothetical(b)	$1,000.00	$1,020.42	$4.84	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 87% qualifies for the corporate dividends received deduction.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 16 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT AND CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present).

Previous Position(s):  Senior Vice President, Director of Fund Compliance, UltimusFund Solutions, LLC (January 2016 to January 2023).

Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 950-6868 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 12, 2023, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Reynders, McVeigh Capital Management, LLC (“Reynders, McVeigh”) (the “Investment Advisory Agreement”) with respect to the Reynders, McVeigh Core Equity Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Reynders, McVeigh and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Reynders, McVeigh, including, but not limited to, Reynders, McVeigh’s response to counsel’s due diligence letter requesting information relevant to the approval of the continuation of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Reynders, McVeigh (the “Expense Limitation Agreement”), and peer group expense and performance data provided by Broadridge for comparative purposes (collectively, the “Support Materials”). The Trustees reviewed the Support Materials with Reynders, McVeigh, Trust management, and with counsel to the Independent Trustees. The completeness of the Support Materials provided by Reynders, McVeigh, which included both responses and materials provided in response to initial and supplemental due diligence requests, was noted. Representatives from Reynders, McVeigh met with the Trustees and provided further information, including but not limited to, the services it provides to the Fund and the management fee paid for those services, fund performance, the Fund’s environment, social and governance (“ESG”) investment model, the business strategy for the Fund, firm ownership, resources available to service the Fund, including compliance resources, other investment strategies managed by Reynders, McVeigh, and profitability. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the continuation of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

Investment Advisory Agreement Approval (Unaudited) (continued)

In determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services provided by Reynders, McVeigh; (2) the cost of the services provided and the profits realized by Reynders, McVeigh from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Reynders, McVeigh resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Fund since its inception, and noting additional discussions with representatives of Reynders, McVeigh that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Reynders, McVeigh’s services provided to the Fund, which included, but was not limited to: (i) the services provided by Reynders, McVeigh to the Fund and the resources available to support the Fund; (ii) asset growth in the Fund; (iii) the Fund’s performance compared to its benchmark index, the Large Growth Morningstar peer group category and the custom peer group presented in the report provided by Broadridge; (iv) the Fund’s fees compared to the Large Growth Morningstar peer group category and the custom peer group presented in the report provided by Broadridge; and (v) the overall fiscal health of the firm, among other topics. With regard to Broadridge’s custom peer group comparison, the Trustees noted that the peer funds included for comparison were generally drawn from the Morningstar Large Growth category, but also included funds from the Foreign Large Growth, Foreign Small/Mid Growth, and Global Large Stock Growth categories. They also noted that the peer group funds were not specifically focused on sustainability. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Reynders, McVeigh provides to the Fund, which include, but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fund’s assets consistent with its investment

Investment Advisory Agreement Approval (Unaudited) (continued)

objective and investment policies; (3) directly managing the Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining or overseeing the maintenance of the required books and records for transactions effected by Reynders, McVeigh on behalf of the Fund; (6) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; (7) providing marketing support; and (8) responding to questions from investors. The Trustees considered Reynders, McVeigh’s own capitalization separately and its assets under management, as well as the commitment on the part of Reynders, McVeigh to enhance its capitalization over time. The Trustees considered Reynders, McVeigh’s compliance resources, including a Chief Compliance Officer with the support of additional compliance personnel. The Trustees also considered the ESG investment philosophy of Reynders, McVeigh’s portfolio management team, as well as their investment industry experience and expertise in the sustainable and impact investment strategy. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fund’s portfolio construction methodology and Reynders, McVeigh’s oversight and risk management process, including the due diligence process employed by Reynders, McVeigh in identifying and evaluating potential investments. The Trustees also considered information regarding Reynders, McVeigh’s succession planning, insurance coverage, disaster recovery and contingency plans and data protection safeguards, among other things.

The Trustees also noted the Fund’s performance compared to its prospectus benchmark, the MSCI World NR USD. The Trustees considered that the Fund underperformed its benchmark index for the one-year and three-year periods ended June 30, 2023, but outperformed its benchmark index for the since-inception period ended June 30, 2023. The Trustees also considered the Fund’s performance compared to the Morningstar Large Growth category and those of other funds in the custom peer group category analysis provided by Broadridge. The Trustees noted that the custom peer group category analysis of Broadridge was based upon the Morningstar Large Growth category, but also included peers from outside this native category, which represented the Reynders, McVeigh Fund’s all-cap global strategy. The appropriateness of Broadridge’s peer group analysis was discussed. The Trustees noted that the Fund outperformed the Morningstar Large Growth category median and the custom peer group median for the three-year and since-inception periods ended June 30, 2023, but underperformed compared to the category median and custom peer group median for the one-year period ended June 30, 2023. The Trustees also noted that the Fund is rated three stars by Morningstar in both its “Overall” and “3 Year” rankings. Lastly, the Trustees took note of the Adviser’s representation that the Fund is well-situated competitively compared to sustainable/ESG and global peers. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Reynders, McVeigh provides to the Fund under the Investment Advisory Agreement.

Investment Advisory Agreement Approval (Unaudited) (continued)

Cost of Advisory Services and Profitability. With respect to the Investment Advisory Agreement, the Trustees considered the annual management fee that the Fund pays to Reynders, McVeigh, as well as the firm’s profitability analysis for services rendered to the Fund. In this regard, the Trustees noted that Reynders, McVeigh agreed to enter into an Expense Limitation Agreement with the Fund through May 31, 2024, and that pursuant to such agreement, Reynders, McVeigh has contractually agreed to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed 0.95%. The Trustees further noted that the Fund generated positive cash flow for Reynders, McVeigh and that the operation of the Fund resulted in a small loss for the fiscal year ended January 31, 2023, and expects to incur a small loss for the fiscal year ended January 31, 2024 absent growth in the Fund’s total net assets during fiscal year 2024. The Trustees also noted the Fund’s competitive expense limitation arrangement. Finally, the Trustees reviewed Reynders, McVeigh’s financial condition and fiscal health as it relates to the firm’s financial ability to provide the contractually required services to the Fund and concluded that such resources were adequate.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed with Reynders, McVeigh the advisory fee and contractual expenses of the Fund as compared to the Morningstar Large Growth category and the custom peer group category analysis provided by Broadridge. The Trustees noted that the Fund’s management fee was higher than the average and median of both the Morningstar Large Growth category and the custom peer group. In addition, the Trustees considered that the gross total expense ratio of the Fund was higher than the average and median of the gross total expense ratio of the Morningstar Large Growth category and was higher than the average and equal to the median of the custom peer group. Further, the Trustees noted that the net total expense ratio (reflective of fee waivers and expense reimbursements) of the Fund was higher than the average and median net expense ratio of both the Morningstar Large Growth category and the custom peer group. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reynders, McVeigh’s management fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale with respect to the services provided by Reynders, McVeigh, noting that Reynders, McVeigh’s advisory fee does not contain breakpoints. In light of all of the factors considered, including the relatively small size of the Fund, the Trustees concluded that no material economies of scale exist at this time.

Other Benefits. The Trustees noted that Reynders, McVeigh confirmed that they do not

Investment Advisory Agreement Approval (Unaudited) (continued)

and will not utilize soft dollar arrangements with respect to portfolio transactions in the Fund and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Reynders, McVeigh will not receive any other material financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts of interest of Reynders, McVeigh. Based on the assurances from representatives of Reynders, McVeigh, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fund. They also noted that the Adviser has compliance policies and procedures in place to address any conflict-of-interest situations that may arise.

Conclusions. Based upon discussions with Reynders, McVeigh and the Support Materials provided, the Board concluded that the overall arrangements between the Trust and Reynders, McVeigh as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Reynders, McVeigh performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

FACTS	WHAT DOES REYNDERS, MCVEIGH CORE EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 950-6868

Who we are
Who is providing this notice?	Reynders, McVeigh Core Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes —information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Reynders, McVeigh Capital Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 950-6868 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISER Reynders, McVeigh Capital Management, LLC 121 High Street, 4th Floor Boston, MA 02110	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

REYNDERS-AR-24

Fairlead Tactical Sector ETF (TACK)

NYSE Arca, Inc.

Annual Report

January 31, 2024

Fund Adviser:
Cary Street Partners Asset Management LLC
901 East Byrd Street, Suite 1001
Richmond, VA 23219
(877) 865-9549

Management Discussion of Fund Performance – (Unaudited)

The Fairlead Tactical Sector ETF (TACK or the “Fund”) is a model-driven exchange-traded fund utilizing a disciplined methodology designed to navigate all market environments. The basis of the model is technical analysis, with an emphasis on indicators designed to identify long-term trends and major reversals. The primary goal of TACK is to leverage sector leadership, while navigating equity market downdrafts through asset allocation. Opportunities are identified using signals from a combination of technical indicators designed to identify price trends, after which a quantitative momentum overlay is applied to finalize the portfolio.

We consider 14 ETFs for inclusion in the strategy, 11 of which represent the major economic sectors represented in the S&P 500®, and 3 of which represent “risk-off” asset classes that tend to outperform during equity bear market cycles, including short-term U.S. Treasuries, long-term U.S. Treasuries, and gold. As of January 31, 2024, the model consisted of 13.09% allocations to the Communication Services Select Sector SPDR® Fund (XLC), the Financial Select Sector SPDR® Fund (XLF), the Industrial Select Sector SPDR® Fund (XLI), the Technology Select Sector SPDR® Fund (XLK), the Consumer Discretionary Select Sector SPDR® Fund (XLY), the SPDR® Portfolio Short Term Treasury ETF (SPTS), the SPDR® Portfolio Long Term Treasury ETF (SPTL), and to the SPDR® Gold MiniShares Trust (GLDM), with the 0.23% balance in cash.

As of January 31, 2024, TACK had a total return of 0.91% since inception in March 2022. The Fund’s primary benchmark, the Morningstar Moderate Target Risk Index, had a total return of 1.13% over the same period. TACK maintained 50% or more exposure to “risk-off” ETFs from May 2022 to December 2023 due to the equity bear market cycle of 2022 and given few sector ETFs saw long-term improvement in momentum until year-end. “Risk-off” exposure has helped TACK consistently achieve lower drawdowns: for example, during the latest equity market correction (July 27 to October 27, 2023), TACK outperformed its benchmark by 170 bps and the S&P 500® SPDR® ETF (SPY) by 255 bps.

Impressive returns in market cap-weighted indices masked a difficult environment for market breadth in 2023 – the top three performing sectors (which TACK held throughout the second half of the year) had a one-year total return of 51.98%, while the bottom eight sectors returned only 6.14%. As a result, TACK had fewer opportunities to invest in sectors with favorable long-term momentum characteristics. With the subsequent durable long-term breakout by SPY and other U.S. equity market proxies, supported by strong momentum and breadth, we have seen improvement at the sector level that will allow for more exposure to leading sector ETFs.

As of January 31, 2024, TACK increased exposure to sector ETFs by nearly 25% since December 31, 2023, following equal-weight initiations in XLF and XLI. This brought model sector exposure to 62.25% across 5 ETFs, all of which had notable breakouts in the

1

Management Discussion of Fund Performance – (Unaudited) (continued)

fourth quarter of 2023. TACK benefited most from exposure to XLC and XLK, in which positions were initiated in June 2023; they have returned 21.08% and 19.89%, respectively.

In following with a bullish-long term bias for the U.S. equity market, TACK reduced “risk-off” exposure to 37.75%. There is evidence that Treasury yields are positioned for a corrective (i.e., sideways-to-lower) move in 2024 as long-term momentum has weakened behind them. The price of gold is hovering near final resistance but remains within a long-term trading range. TACK has held gold exposure since inception but exited a position in the SPDR® Gold Shares (GLD) in September in favor of GLDM, which has a similar return profile but a lower expense fee.

Within its Morningstar US Fund Tactical Allocation category, TACK’s total return has ranked in the top third of all funds over the past six months. In addition, TACK has continued to offer a low beta (0.31) and has had shallower drawdowns compared to its benchmarks since inception, all while capturing less downside when compared to its Morningstar category. TACK has a gross expense ratio of 0.70% as of January 31, 2024, which comes in well below the US Tactical Allocation category average of 1.15%. Data as of January 31, 2024.

This fiscal year, we will strive to achieve strong relative performance by seeking to capture upside in an established bull market cycle, while offering downside protection during downdrafts.

We value our investors and greatly appreciate your interest in our Fund.

Katie Stockton, CMT	Tom Herrick

Founder and Managing Partner, Fairlead Strategies	Chief Market Strategist TACK Adviser

TACK Portfolio Manager and Subadviser	Managing Director

Cary Street Partners

2

Investment Results (Unaudited)

Average Annual Total Returns* as of January 31, 2024

		Since
		Inception
	One Year	(3/22/2022)
Fairlead Tactical Sector ETF - NAV	3.56%	0.91%
Fairlead Tactical Sector ETF - Market Price	2.89%	0.89%
Morningstar Moderate Target Risk Index(a)	7.20%	1.13%

Total annual operating expenses, as disclosed in the Fairlead Tactical Sector ETF’s (the “Fund”) prospectus dated May 31, 2023, were 0.76% of average daily net assets. Cary Street Partners Asset Management LLC, (the “Adviser”), pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). Additional information pertaining to the Fund’s expense ratios as of January 31, 2024, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 865-9549. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(a)	The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The Morningstar Target Risk Index series consists of five indexes with five levels of global equity exposure set at 95%, 80%, 60%, 40%, and 20%. These target equity risk exposures will remain fixed; adjustments to the sub-asset class allocations will occur annually when Ibbotson provides updated allocations for all the asset allocation indexes that reflect Ibbotson’s latest capital markets, asset allocation assumptions, and asset allocation guidelines. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 865-9549. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Moderate Target Risk Index or general equity market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

4

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fairlead Tactical Sector ETF – NAV, the Fairlead Tactical Sector ETF – Market Price, and the Morningstar Moderate Target Risk Index

The chart above assumes an initial investment of $10,000 made on March 22, 2022 (commencement of operations) and held through January 31, 2024. The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 865-9549. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

5

Fund Holdings (Unaudited)

Fairlead Tactical Sector ETF Holdings as of January 31, 2024.*

*	As a percentage of net assets.

The investment objective of the Fund is capital appreciation with limited drawdowns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov and on the Fund’s website at fairleadfunds.com.

6

Fairlead Tactical Sector ETF
Schedule of Investments
January 31, 2024

	Shares	Fair Value
EXCHANGE-TRADED FUNDS — 99.82%
Communication Services Select Sector SPDR® Fund	359,590	$27,285,689
Consumer Discretionary Select Sector SPDR® Fund	149,245	25,508,955
Financial Select Sector SPDR® Fund	687,139	26,633,508
Industrial Select Sector SPDR® Fund	230,966	26,073,752
SPDR® Gold MiniShares® Trust	622,886	25,127,221
SPDR® Portfolio Long Term Treasury ETF	878,417	25,026,100
SPDR® Portfolio Short Term Treasury ETF	877,060	25,575,070
Technology Select Sector SPDR® Fund	135,412	26,768,244

Total Exchange-Traded Funds (Cost $196,439,463)		207,998,539

Total Investments — 99.82% (Cost $196,439,463)		207,998,539

Other Assets in Excess of Liabilities — 0.18%		369,477

NET ASSETS — 100.00%		$208,368,016

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

7

Fairlead Tactical Sector ETF
Statement of Assets and Liabilities
January 31, 2024

Assets
Investments in securities, at fair value (cost $196,439,463)	$207,998,539
Cash	469,532
Receivable for fund shares sold	1,370
Dividends receivable	4,151
Total Assets	208,473,592
Liabilities
Payable to Adviser	105,576
Total Liabilities	105,576
Net Assets	$208,368,016
Net Assets consist of:
Paid-in capital	209,942,481
Accumulated deficit	(1,574,465)
Net Assets	$208,368,016
Shares outstanding (unlimited number of shares authorized, no par value)	8,380,000
Net asset value per share	$24.86

See accompanying notes which are an integral part of these financial statements.

8

Fairlead Tactical Sector ETF
Statement of Operations
For the Year Ended January 31, 2024

Investment Income
Dividend income	$4,477,233
Interest income	25,420
Total investment income	4,502,653
Expenses
Adviser	1,315,754
Net operating expenses	1,315,754
Net investment income	3,186,899
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(3,692,041)
Change in unrealized appreciation on:
Investment securities	5,920,707
Net realized and change in unrealized gain (loss) on investment securities	2,228,666
Net increase in net assets resulting from operations	$5,415,565

See accompanying notes which are an integral part of these financial statements.

9

Fairlead Tactical Sector ETF
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	January 31,	January 31,
	2024	2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,186,899	$1,385,162
Net realized loss on investment securities	(3,692,041)	(4,277,749)
Change in unrealized appreciation on investment securities	5,920,707	5,638,369
Net increase in net assets resulting from operations	5,415,565	2,745,782
Distributions to Shareholders from:
Earnings	(3,017,537)	(1,397,259)
Total distributions	(3,017,537)	(1,397,259)
Capital Transactions
Proceeds from shares sold	124,160,708	236,511,304
Amount paid for shares redeemed	(132,066,180)	(23,984,367)
Net increase (decrease) in net assets resulting from capital transactions	(7,905,472)	212,526,937
Total Increase (Decrease) in Net Assets	(5,507,444)	213,875,460
Net Assets
Beginning of period	$213,875,460	$—
End of period	$208,368,016	$213,875,460
Share Transactions
Shares sold	5,180,000	9,780,000
Shares redeemed	(5,590,000)	(990,000)
Net increase (decrease) in shares outstanding	(410,000)	8,790,000

(a)	For the period March 22, 2022 (commencement of operations) to January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

10

Fairlead Tactical Sector ETF
Financial Highlights

(For a share outstanding during the period)

		For the
	For the	Period
	Year Ended	Ended
	January 31,	January 31,
	2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$24.33	$25.00

Investment operations:
Net investment income	0.34	0.21
Net realized and unrealized gain (loss) on investments	0.51	(0.67)
Total from investment operations	0.85	(0.46)

Less distributions to shareholders from:
Net investment income	(0.32)	(0.21)
Total distributions	(0.32)	(0.21)

Net asset value, end of period	$24.86	$24.33
Market price, end of period	$24.86	$24.48

Total Return(b)	3.56%	(1.80	%) (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$208,368	$213,875
Ratio of net expenses to average net assets	0.59%	0.59	% (d)
Ratio of net investment income to average net assets	1.43%	1.22	% (d)
Portfolio turnover rate(e)	81%	68	% (c)

(a)	For the period March 22, 2022 (commencement of operations) to January 31, 2023.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

11

Fairlead Tactical Sector ETF
Notes to the Financial Statements
January 31, 2024

NOTE 1. ORGANIZATION

Fairlead Tactical Sector ETF (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on December 9, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Cary Street Partners Asset Management LLC (the “Adviser”). The Fund’s subadviser is Fairlead Strategies, LLC (the “Subadviser” or “Fairlead”). The Subadviser is primarily responsible for the day-to-day portfolio management of the Fund. The investment objective of the Fund is capital appreciation with limited drawdowns.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

12

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since inception, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). The Adviser has agreed to pay all regular and recurring expenses of the Fund under terms of the management agreement.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such

13

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2024, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$4,833,774	$(4,833,774)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

14

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Adviser, as Valuation Designee, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the

15

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2024:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$207,998,539	$—	$—	$207,998,539
Total	$207,998,539	$—	$—	$207,998,539

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.59% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). For the fiscal year ended January 31, 2024, the Adviser earned a fee of $1,315,754 from the Fund.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who

16

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Adviser pays the Independent Trustees their annual retainer and quarterly Board meeting fees and also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers of the Trust are employees of Ultimus. Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended January 31, 2024, purchases and sales of investment securities, other than short-term investments, were $248,385,614 and $176,402,358, respectively.

For the fiscal year ended January 31, 2024, purchases and sales for in-kind transactions were $58,941,546 and $130,895,995, respectively.

For the fiscal year ended January 31, 2024, the Fund had in-kind net realized gains of $5,452,031.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2024.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized

17

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended January 31, 2024, the Fund received $20,400 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Variable
Fixed Fee	Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$11,481,467
Gross unrealized depreciation	(4,211)
Net unrealized appreciation on investments	$11,477,256
Tax cost of investments	$196,521,283

The tax character of distributions paid for the fiscal years ended January 31, 2024 and January 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$3,017,537	$1,397,259
Total distributions paid	$3,017,537	$1,397,259

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

18

Fairlead Tactical Sector ETF
Notes to the Financial Statements (continued)
January 31, 2024

At January 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(13,051,721)
Unrealized appreciation on investments	11,477,256
Total accumulated deficits	$(1,574,465)

As of January 31, 2024, the Fund had long-term capital loss carryforwards of $9,653,135 and short-term capital loss carryforwards of $3,298,281, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended January 31, 2024, the Fund deferred qualified late year ordinary losses in the amount of $100,305.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fairlead Tactical Sector ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fairlead Tactical Sector ETF (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2024, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and the period from March 22, 2022 (commencement of operations) through January 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2024, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year then ended and the period from March 22, 2022 (commencement of operations) through January 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017. March 27, 2024

20

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program applies to each individual series of the Trust. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on December 7 and 8, 2023. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

21

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2023 through January 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	August 1,	January 31,	During	Expense
	2023	2024	Period(a)	Ratio
Fairlead Tactical Sector ETF
Actual	$1,000.00	$1,038.40	$3.03	0.59%
Hypothetical(b)	$1,000.00	$1,022.23	$3.01	0.59%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

22

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 27% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 27% qualifies for the corporate dividends received deduction.

23

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 16 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

24

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT AND CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present).

Previous Position(s):  Senior Vice President, Director of Fund Compliance, UltimusFund Solutions, LLC (January 2016 to January 2023).

Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, UltimusFund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 865-9549 to request a copy of the SAI or to make shareholder inquiries.

25

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 865-9549 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISER Cary Street Partners Asset Management LLC 901 East Byrd Street, Suite 1001 Richmond, VA 23219	CUSTODIANAND TRANSFER AGENT Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

DISTRIBUTOR Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	ADMINISTRATOR AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC

FAIRLEAD-AR-24

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2024	$12,650
	FY 2023	$12,650
Fairlead Tactical Sector ETF:	FY 2024	$12,650
	FY 2023	$12,650

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2024	$0
	FY 2023	$0
Fairlead Tactical Sector ETF:	FY 2024	$0
	FY 2023	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2024	$4,015
	FY 2023	$4,015
Fairlead Tactical Sector ETF:	FY 2024	$4,015
	FY 2023	$5,940

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2024	$0
	FY 2023	$0
Fairlead Tactical Sector ETF:	FY 2024	$0
	FY 2023	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2024	$8,030	$0
FY 2023	$9,955	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. Walter B. Grimm, Lori Kaiser, Janet Smith Meeks, and Mary Madick are members of the audit committee.

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, President and Principal Executive Officer

Date	4/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, President and Principal Executive Officer

Date	4/5/2024

By (Signature and Title)	/s/ Matthew J. Miller
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	4/5/2024